UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


 Date of report (Date of earliest event reported)         May 22, 2006
                                                 -------------------------------

                              Citrix Systems, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                  0-27084                   75-2275152
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission               (IRS Employer
     of Incorporation)            File Number)            Identification No.)


851 West Cypress Creek Road, Ft. Lauderdale, Florida            33309
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                  (Zip Code)

                                 (954) 267-3000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT


                  Section 5 Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     The Registrant issued a press release on May 22, 2006, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced the election on May 19, 2006 of Asiff Hirji, chief operating officer of TD AMERITRADE, to the Board of Directors, and the resignation on such date of John W. White, a long time director who has decided to retire from the Citrix Board of Directors. Mr. White served as a board member since 1998.

         Mr. Hirji was appointed to each of the Audit, Finance and Nominating and Corporate Governance Committees.


                  Section 9--Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

       (c)      Exhibits

                99.1     Citrix Press Release, issued May 22, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          CITRIX SYSTEMS, INC.

May 22, 2006
                          By: /s/ David J. Henshall
                              --------------------------------------------------
                               David J. Henshall
                               Senior Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
99.1                       Citrix Press Release, issued May 22, 2006.